Exhibit 10.3

CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [*****] INDICATES THAT INFORMATION HAS BEEN REDACTED

PRIVATE & CONFIDENTIAL

	Ref	:	EMLT-SU0l/03/99

Present

	Date	:	01 March 1999

Dear Mr. CHAN Ming Dave

LETTER OF APPOINTMENT

With reference to your application for employment with our company, we are pleased to offer you the following position on the terms and conditions set out below:

1.	Position	:	General Manager

2.	Compensation	:	Basic Salary – HKD20,000 per month

3.	Commencement Date	:	01 March 1999

4.	Working Hours		Monday to Friday	9:00 AM – 6:00 PM
			Saturday	9:00 AM – 1:00 PM

5.	Probation		3 Months

6.	Termination of Employment		During the first month of probation, no prior notice is required to terminate the employment by either party.

During the second and third month of probation, either party can terminate the employment by giving the other party 7 days’ prior notice or 7 days’ salary in lieu of notice.

After probation, either party can terminate the employment by giving the other party one-month’s prior notice or one months’ salary in lieu of notice.

Unit B, 18/F., Infotech Centre, 21 Hung To Road, Kwun Tong, Kowloon       Tel : (852) 2341-8183       Fax : (852) 2191-7060

7.	Annual Leave	:	7 working days per year for every completed year of service.

8.	Bonus	:	Employee shall be entitled at the employer’s absolute discretion to a Chinese New Year Bonus each year of end amount equivalent to the employee monthly salary.

9.	Other Clauses	:	(i)	You are required to keep in confidential Company matters in the course of employment. You are not allowed to disclose any information pertaining to the aforesaid unless a written consent is given by the Company.

			(ii)	You are required to attend punctually at your place of duty during usual working hours, and such periods of overtime as may be necessary having regard to the exigencies of the Company’s business.

If you agree to the aforesaid terms and conditions and accept this offer of appointment, please sign this letter in duplicate and return the duplicate copy to us.

Sincerely Yours	Agreed and Accepted:
Shine Union Limited

/s/ Carrie Yam	/s/ CHAN Ming Dave
Carrie Yam	CHAN Ming Dave
Administration Department	HK I.D. No. [*****]
Date: 1 March 1999

Unit B, 18/F., Infotech Centre, 21 Hung To Road, Kwun Tong, Kowloon       Tel : (852) 2341-8183       Fax : (852) 2191-7060

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11 October 2022

PRIVATE AND CONFIDENTIAL

Name:	Chan Ming Dave
Staff No.:	SU-001
Title:	Managing Director (MD)

Dear Mr. Chan,

Salary Adjustment

We are pleased to inform that your new monthly salary shall be adjusted to HK$86,125.00 with effect from 1 October 2022.

Taking this opportunity, we would like to thank you for your ongoing contribution.

Yours sincerely,

For and on behalf of

Shine Union Limited

/s/ Carrie Yam
Carrie Yam
Director

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